SUPPLEMENT DATED APRIL 16, 2010

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR VISTA, KEYPORT OPTIMA, KEYPORT ADVISOR OPTIMA,
AND KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to the investment adviser of the Columbia Funds.

On or about May 1, 2010, RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Columbia Funds. The New Advisor expects to change its name to Columbia Management Investment Advisers, LLC on or shortly after May 1, 2010.

Please retain this supplement with your prospectus for future reference.

Keyport (US)                                                                                                                                                                             4/2010